NORTH SQUARE TRILOGY ALTERNATIVE RETURN FUND

Class A: STTGX; Class C: STTCX; Class I: STTIX

(the “Fund”)

Supplement dated July 26, 2024 to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated September 28, 2023, as supplemented

This supplement serves as notification of the following changes:

Important Notice Regarding Change in Investment Objective and Principal Investment Strategies

At a recent meeting of the Board of Trustees (the “Board”) of Exchange Place Advisors Trust (formerly, North Square Investments Trust), the Board approved certain changes relating to the Fund, expected to be effective on or around September 27, 2024 (the “Effective Date”), as described below.

1.	Change in the Name of the Fund

As of the Effective Date, the name of the Fund will be changed to the North Square Core Plus Bond Fund.

2.	Change in the Investment Objective, Principal Investment Strategies, and Sub-Advisers of the Fund

In conjunction with the change of the Fund’s name, the Fund will change its investment objective and principal investment strategies as of the Effective Date. The current investment objective of the Fund is total return, with an emphasis on lower risk and volatility than the U.S. equity markets. NSI Retail Advisors, LLC, an affiliate of, and under common control with North Square Investments, LLC (the “Adviser”), currently serves as the Fund’s investment sub-adviser (the “Current Sub-Adviser”) and manages all of the Fund’s assets. In seeking to achieve its current investment objective, the Fund combines multiple investment strategies and investment techniques that are designed to generate return and manage risk exposure across varying market conditions. The Fund’s Current Sub-Adviser employs three separate investment styles: (i) a diversified portfolio of common stocks and/or actively managed or index-based exchange traded funds (“ETFs”), and options selected to provide protection from market declines, (ii) fixed-income securities or ETFs investing in fixed-income securities, and options sold and repurchased to generate net premium income, and (iii) index options in an effort to benefit from substantial price changes (up or down) in the markets.

As of the Effective Date, the Fund’s investment objectives are to seek high current income and long-term capital appreciation. In seeking to achieve the Fund’s new investment objectives, the Adviser has selected CSM Advisors, LLC (“CSM”), an affiliate of, and under common control with, the Adviser, and Red Cedar Investment Management, LLC (“Red Cedar”) (each, a “New Sub-Adviser” and together, the “New Sub-Advisers”) to serve as the Fund’s investment sub-advisers and will allocate the Fund’s assets to the New Sub-Advisers to manage.

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The initial anticipated target allocation to CSM is 65% of the Fund’s portfolio (the “Core” segment) and the anticipated initial target allocation to Red Cedar is 35% of the Fund’s portfolio (the “Plus” segment). To pursue its objectives, under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. Under normal market conditions, the Fund will invest at least 65% of its net assets in investment grade debt securities. Securities in which the Fund may invest include U.S. Treasury and U.S. government agency securities, investment grade corporate debt instruments, investment grade preferred securities, investment grade municipal bonds, mortgage-backed (including collateralized mortgage backed-securities), asset-backed securities, collateralized loan obligations, bank loans, and below investment grade securities. Investment grade securities are those rated at the time of acquisition Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB- or higher by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody’s or Fitch, determined by CSM or Red Cedar to be of comparable quality. The Fund may hold up to 25% of its net assets in the financials sector, which is comprised of banks, diversified financial services, real estate (including real estate investment trusts) and insurance industries. Below investment grade securities, also known as “high yield” or “junk” securities, will not exceed 35% of the Fund’s net assets at the time of purchase. The Fund will utilize derivatives, including futures, forward contracts, options, swaps, and other various derivative products. The Fund’s use of derivative instruments may be for investment purposes for enhancing returns, hedging against market risks, or providing synthetic exposure to specific industries or securities. The Fund intends to use futures and swaps to hedge against general market risk, while it intends to use interest rate swaps and credit default swaps to hedge against interest rate risk and credit risk, respectively. The Fund will use options to hedge against market risk and to enhance returns and gain synthetic exposure to a security without holding the underlying asset. Other uses of derivatives may be employed as deemed appropriate by a New Sub-Adviser.

CSM focuses on investment in investment grade securities and attempts to diversify the Fund’s portfolio by holding debt obligations of various issuers in a variety of sectors. Red Cedar focuses on investment in below investment grade securities sourced from multiple asset classes, including preferred securities, structured credit (e.g., asset-backed securities, mortgage-backed securities and commercial backed corporate securities), traditional corporate high yield securities, bank loans and collateralized loan obligations. Red Cedar’s Plus investment strategy involves tactical and strategic allocation changes among these asset classes based on Red Cedar’s analysis of relative value.

Red Cedar employs a derivatives overlay strategy to, among other things, adjust the risk profile of the Fund’s portfolio. Within the Plus sleeve, Red Cedar may seek to mitigate undesired risk exposures through hedges, including, among other strategies, the purchase of credit default swap contracts and foreign currency futures. In addition, the derivatives overlay strategy may also be used for duration and currency management. Red Cedar seeks to target the desired duration and term structure exposure of the entire portfolio, both Core and Plus segments, using U.S. Treasury futures. Red Cedar may utilize currency futures to hedge non-U.S. dollar positions, as desired, of the entire portfolio, both Core and Plus segments.

Corresponding changes to the Fund’s principal investment strategies and principal risks of investing in the Fund will be made to reflect the Fund’s revised investment objectives and investment strategies as of the Effective Date. A notice will be sent to shareholders regarding the internet availability of an Information Statement describing the new Sub-Advisory Agreements.

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3.	Fees and Expenses of the Fund

As of the Effective Date, the Fund’s management fee will be contractually reduced to 0.38% of the Fund’s average daily net assets. In addition, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to 0.58% of the Fund’s average daily net assets attributable to Class I shares. Prior to the Effective Date, the Fund’s contractual expense cap was 1.38% for the Class I shares.

These changes above have been submitted as part of a revised Prospectus and Statement of Additional Information (“SAI”) for review by the staff of the Securities and Exchange Commission (the “SEC”), which was filed on July 26, 2024. Subject to revisions in response to comments from the SEC, it is anticipated that the revised Prospectus and SAI will become effective on or about September 27, 2024, upon which date the addition of the Fund’s new 80% investment policy will also be effective. Following the Effective Date, shareholders will receive an updated Summary Prospectus reflecting the addition of the 80% investment policy and that will include additional disclosure regarding the Fund’s new investment objectives and strategies. In addition, pursuant to the Trust’s exemptive order (the “Manager of Managers Order”) from the SEC, shareholders will receive notice regarding the internet availability of an Information Statement relating to, among other changes, the termination of the Current Sub-Adviser and the hiring of the New Sub-Advisers to the Fund.

4.	Share Class Conversion

In addition to the changes to the Fund detailed above, based upon a recommendation by the Adviser, the Board has approved closing the Class A and C shares of the Fund and converting each of the Class A and Class C shares to Class I shares of the Fund.  The Class I shares have lower expenses than Class A and Class C shares.

Effective August 1, 2024, Class A and Class C shares will no longer be available for purchase for the Fund.

After the close of business on the Effective Date, the Fund will automatically convert Class A and Class C shares into Class I shares.  Prior to the conversion, shareholders of Class A and Class C shares may redeem their investments as described in the Fund’s Prospectus.  For shareholders planning on redeeming Class A or Class C shares prior to their conversion to Class I shares, please note that the Adviser will waive the 1.00% contingent deferred sales charge (“CDSC”) for any shares redeemed within 12 months of purchase, as applicable.

If shares are not redeemed prior to the conversion, each shareholder owning Class A or Class C shares of the Fund will own Class I shares of the Fund equal to the aggregate value of the shareholder’s Class A or Class C shares, respectively.  The value of your investment will not change, and no sales charges or fees will be imposed, as a result of this conversion.

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Because you will own Class I shares following the conversion, you will no longer be subject to any sales charges (front-end sales charges or CDSC) for future transactions or ongoing Rule 12b-1 fees.  The conversion will not be considered a taxable event for federal income tax purposes.  Please refer to the Prospectus dated September 28, 2023, as supplemented, for the Fund, which contains information regarding Class I shares, including fees and expenses. The Fund’s Prospectus, SAI, annual and semi-annual reports are available upon request and without charge by calling toll-free at 1-855-551-5521 or by visiting the Fund’s website at northsquareinvest.com.

Please contact the Fund at 1-855-551-5521 if you have any questions.

Please retain this supplement for future reference.

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